UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023 (July 28, 2023)

Gladstone Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GLAD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 28, 2023, Gladstone Capital Corporation (the “Company”) entered into an Amended and Restated Equity Distribution Agreement (the “Amended Sales Agreement”) by and among the Company, Gladstone Management Corporation, Gladstone Administration, LLC and Jefferies LLC and Huntington Securities, Inc. (“Huntington”), as sales agents. The Amended Sales Agreement adds Huntington as an additional sales agent, effective as of the date thereof, and provides the offer and sale of shares of the Company’s common stock having an aggregate offering price of up to $100.0 million from time to time through the sales agents (inclusive of shares of the Company’s common stock previously sold pursuant to the equity distribution agreement, dated May 10, 2021, as amended on August 5, 2022).

The description above is only a summary of the material provisions of the Amended Sales Agreement and is qualified in its entirety by reference to the full text of the Amended Sales Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

On July 28, 2023, Venable LLP delivered its legality opinion with respect to the shares of the Company’s common stock to be sold pursuant to the Amended Sales Agreement, which is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Amended and Restated Equity Distribution Agreement, dated as of July 28, 2023, by and among Gladstone Capital Corporation, Gladstone Management Corporation, Gladstone Administration, LLC and Jefferies LLC and Huntington Securities, Inc., as sales agents.

5.1	Opinion of Venable LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2023	GLADSTONE CAPITAL CORPORATION

	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand Chief Financial Officer & Treasurer